UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 9, 2002

PUMATECH, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

0-21709	77-0349154
(Commission File No.)	(IRS Employer Identification Number)

2550 North First Street, #500 San Jose, California 95131
(Address of Principal Executive Offices)

(408) 321-7650
(Registrant’s Telephone Number, Including Area Code)

Item 5.    OTHER EVENTS

On December 9, 2002, Pumatech, Inc. (“Pumatech”) issued a press release announcing that it has received notice from the Nasdaq National Market acknowledging that Pumatech currently meets Nasdaq’s requirements for continued listing of Pumatech’s common stock. The Nasdaq Listing Qualifications Panel found that Pumatech evidenced compliance with all of the requirements for continued listing on the Nasdaq National Market. Accordingly, the panel determined to continue the listing of the Company’s securities on the Nasdaq National Market. Pumatech also confirmed that its stockholders had approved each of the proposals described in its proxy statement at its Annual Meeting, which took place on Friday, December 6, 2002. The press release is attached as Exhibit 99.01 to this Current Report.

This summary is qualified in its entirety by reference to the press release, which is attached as Exhibit 99.01 to this Current Report.

Item 7.      FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibit.

Exhibit Number	Description

99.01	Text of press release, dated December 9, 2002, entitled “Pumatech to Retain Nasdaq Listing; All Proposals Approved at Annual Stockholder Meeting.’’

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2002	Pumatech, Inc.

	By:	/S/ KEITH KITCHEN
Keith Kitchen Vice President of Finance and Administration and Chief Accounting Officer (Principal Accounting and Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.01	Text of press release, dated December 9, 2002, entitled “Pumatech to Retain Nasdaq Listing; All Proposals Approved at Annual Stockholder Meeting.’’